UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 15, 2015

Fortune Brands Home & Security, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-35166	62-1411546
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road

Deerfield, IL 60015

(Address of Principal Executive Offices) (Zip Code)

847-484-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 15, 2015, Fortune Brands Home & Security, Inc. (the “Company”) completed the offering and sale of $400 million aggregate principal amount of its 3.000% Senior Notes due 2020 (the “2020 Notes”) and $500 million aggregate principal amount of its 4.000% Senior Notes due 2025 (the “2025 Notes” and, together with the 2020 Notes, the “Notes”) in an underwritten public offering (the “Offering”). Also on June 15, 2015 in connection with the Offering, the Company entered into an Indenture (the “Base Indenture”) and First Supplemental Indenture to the Base Indenture (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) with Wilmington Trust, National Association, as trustee, and Citibank, N.A., as securities agent, pursuant to which the Company issued the Notes. The Company previously disclosed the terms of the Offering and the Indenture in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 12, 2015. Copies of the Base Indenture and the Supplemental Indenture, and forms of the 2020 Note and the 2025 Note, attached hereto as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively, are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01.	Other Events.

In connection with the offering and sale of the Notes, the Company is filing as Exhibit 5.1 hereto an opinion of counsel with respect to the Notes. Such opinion is incorporated by reference into the Company’s Registration Statement on Form S-3ASR (Registration Statement No. 333-204598) filed by the Company with the SEC on June 1, 2015, as supplemented by the prospectus supplement filed with the SEC on June 10, 2015.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

4.1	Indenture, dated as of June 15, 2015, by and among Fortune Brands Home & Security, Inc., Wilmington Trust, National Association, as Trustee, and Citibank, N.A., as Securities Agent.

4.2	First Supplemental Indenture, dated as of June 15, 2015, by and among Fortune Brands Home & Security, Inc., Wilmington Trust, National Association, as Trustee, and Citibank, N.A., as Securities Agent.

4.3	Form of global certificate for the 3.000% Senior Notes due 2020.

4.4	Form of global certificate for the 4.000% Senior Notes due 2025.

5.1	Opinion of Chadbourne & Parke LLP.

23.1	Consent of Chadbourne & Parke LLP (contained in Exhibit 5.1).

(Page 2 of 4 Pages)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNE BRANDS HOME & SECURITY, INC.
(Registrant)

By:	/s/ Robert K. Biggart
Name:	Robert K. Biggart
Title:	Senior Vice President, General Counsel and Secretary

Date: June 16, 2015

(Page 3 of 4 Pages)

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of June 15, 2015, by and among Fortune Brands Home & Security, Inc., Wilmington Trust, National Association, as Trustee, and Citibank, N.A., as Securities Agent.

4.2	First Supplemental Indenture, dated as of June 15, 2015, by and among Fortune Brands Home & Security, Inc., Wilmington Trust, National Association, as Trustee, and Citibank, N.A., as Securities Agent.

4.3	Form of global certificate for the 3.000% Senior Notes due 2020.

4.4	Form of global certificate for the 4.000% Senior Notes due 2025.

5.1	Opinion of Chadbourne & Parke LLP.

23.1	Consent of Chadbourne & Parke LLP (contained in Exhibit 5.1).

(Page 4 of 4 Pages)